Exhibit 10.3
EXECUTION VERSION

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated September 12, 2007
Among
RESOLUTE ANETH, LLC,
as Borrower
and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent
CITIGROUP GLOBAL MARKETS INC.,
as Syndication Agent
And
The Lenders Party Hereto
DEUTSCHE BANK SECURITIES, INC., FORTIS CAPITAL CORP. AND
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

EXECUTION VERSION
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated effective as of September 12, 2007, is by and among Resolute Aneth, LLC, a Delaware limited liability company (the “Borrower”), Resolute Holdings Sub, LLC, a Delaware limited liability company and certain of its subsidiaries (collectively, the “Guarantors”), Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), Citigroup Global Markets Inc., as Syndication Agent (the “Syndication Agent”) and Deutsche Bank Securities, Inc., Fortis Capital Corp. and U.S. Bank National Association, as Co-Documentation Agents, (the “Co-Documentation Agents”) and the other Lenders party hereto (the “Lenders”).
Recitals
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Amended and Restated Credit Agreement, dated as of April 14, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated June 27, 2007 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend the minimum interest coverage ratio and the maximum leverage ratio covenants of the Credit Agreement;
     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement and to such other actions as provided herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
Each capitalized term used in this Second Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.
ARTICLE II
Amendments
     Section 2.01 Amendments to Section 1.02 of the Credit Agreement.
     (a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definition in its proper alphabetical order:

EXECUTION VERSION
     “Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of September 12, 2007, among the Borrower, the Administrative Agent and the other Lenders party thereto.
     (b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “Agreement” means this Credit Agreement, as amended by the First Amendment and further amended by the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.
     Section 2.02 Amendment to Section 9.01 of the Credit Agreement Sections 9.01(b) and (c) of the Credit Agreement are hereby amended by deleting them in their entirety and inserting the following in lieu thereof:
“(b) Minimum Interest Coverage Ratio. The Loan Parties will not, as of the last day of any fiscal quarter commencing with the quarter ending September 30, 2007, permit the ratio of EBITDA of Parent and its Consolidated Subsidiaries for the four quarter period ending on such date to Interest Expense for the same period to be less than 2.25:1.00 with respect to the periods ending on or before June 30, 2008; 2.50:1.00 with respect to the period commencing July 1, 2008 and ending on or before September 30, 2008; and 2.75:1.00 for all periods commencing October 1, 2008 and ending thereafter.
(c) Maximum Leverage Ratio. The Loan Parties will not, at any time, commencing with the quarter ending September 30, 2007, permit the ratio of Funded Debt as of such time to EBITDA of Parent and its Consolidated Subsidiaries for the four quarter period ending on the last day of the immediately preceding fiscal quarter for which financial statements have been provided pursuant to Section 8.01(a) to be greater than 6.00:1.00 with respect to the periods ending on or before September 30, 2007; with respect to the period commencing October 1, 2007 and ending December 31, 2007 to be greater than 5.50:1.00; with respect to the period commencing January 1, 2008 and ending March 31, 2008 to be greater than 5.25:1.00; with respect to the period commencing April 1, 2008 and ending June 30, 2008 to be greater than 4.75:1.00; with respect to the period commencing July 1, 2008 and ending September 30, 2008 to be greater than 4.00:1.00; and with respect to the period commencing October 1, 2008 and for all periods ending thereafter to be greater than 3.75:1.00.”
ARTICLE III
Conditions Precedent
This Second Amendment shall be subject to the satisfaction of the following conditions precedent or concurrent, and after giving effect to this Second Amendment:

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EXECUTION VERSION
     (a) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited to an earlier date;
     (b) no Default shall have occurred and be continuing;
     (c) no Material Adverse Effect shall have occurred and be continuing;
     (d) the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders;
     (e) all costs, fees, expenses and other compensation contemplated by this Second Amendment and the other Loan Documents, and for which statements or invoices have been submitted to the Borrower shall have been paid; and
     (f) the ratification of the Guaranty Agreement by the Guarantors.
ARTICLE IV
Representations and Warranties
The Borrower hereby represents and warrants to each Lender that:
     (a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the actual date of execution of this Second Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date.
     (b) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by the Borrower.
     (c) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
     (d) The execution, delivery and performance by the Borrower of this Second Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Second Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its

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EXECUTION VERSION
Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this Second Amendment or the Loan Documents).
ARTICLE V
Miscellaneous
     Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Second Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Second Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Second Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Second Amendment.
     Section 5.02 GOVERNING LAW. THIS SECOND AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Second Amendment are hereby incorporated into this Second Amendment in their entirety.
     Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders. The agreement set

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EXECUTION VERSION
forth in this Section 5.04 shall survive the termination of this Second Amendment and the Credit Agreement.
     Section 5.05 Entire Agreement. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Second Amendment is a Loan Document executed under the Credit Agreement.
     Section 5.06 Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
     Section 5.07 Successors. The execution and delivery of this Second Amendment by any Lender shall be binding upon each of its successors and assigns.
[Signatures Begin on Next Page]

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EXECUTION VERSION
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the date first written above.

RESOLUTE ANETH, LLC
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

RESOLUTE HOLDINGS SUB, LLC, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

RESOLUTE NATURAL RESOURCES COMPANY, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

BWNR, LLC, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

WYNR, LLC, as Guarantor
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Philip Trinder
Philip Trinder, Director

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

CITICORP USA, INC., as Syndication Agent and a Lender
By:	/s/ David E. Hunt
David E. Hunt, Vice President

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent
By:	/s/ David E. Sisler
David E. Sisler, Director

By:	/s/ Russell A. Johnson
Russell A. Johnson, Director

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Omayra Laucella
Omayra Laucella, Vice President

By:	/s/ Susan LeFevre
Susan LeFevre, Director

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

FORTIS CAPITAL, CORP., as Documentation Agent and a Lender
By:	/s/ Darrell Holley
Darrell Holley, Managing Director

By:	/s/ Scott Myatt
Scott Myatt, Vice President

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender
By:	/s/ Tyler Fauerbach
Tyler Fauerbach, Vice President

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

BANK OF OKLAHOMA, N.A., as a Lender
By:	/s/ Monica Morton
Monica Morton,
Commercial Banking Officer

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

COMERICA BANK, as a Lender
By:	/s/ Josh Strong
Josh Strong, Assistant Vice President

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Guy Evangelista
Guy Evangelista, Vice President

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ David B. Julie
David B. Julie, Associate Director

By:	/s/ Irja R. Otsa
Irja R. Otsa, Associate Director

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION

ALLIED IRISH BANKS, p.l.c., as a Lender
By:	/s/ David O’Driscoll
David O’Driscoll, Assistant Vice President

By:	/s/ Aidan Lanigan
Aidan Lanigan, Director

Signature Page
Second Amendment to Amended and Restated Credit Agreement

EXECUTION VERSION
RATIFICATION
     Each of the undersigned (“Guarantor”) hereby agrees that its liabilities under the Amended and Restated Guaranty Agreement dated as of April 14, 2006 (“Guaranty”) guaranteeing the indebtedness, obligations and liabilities of Resolute Aneth, LLC under that certain Amended and Restated Credit Agreement dated as of April 14, 2006 as amended and certain other documents, shall remain enforceable against Guarantor in accordance with the terms of the Guaranty and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Second Amendment to Amended and Restated Credit Amendment. Each Guarantor hereby confirms and ratifies its liabilities under the Guaranty in all respects.

GUARANTORS:	RESOLUTE HOLDINGS SUB, LLC
	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

RESOLUTE NATURAL RESOURCES COMPANY
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

BWNR, LLC
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

WYNR, LLC
By:	/s/ Theodore Gazulis
Theodore Gazulis,
Vice President — Finance and Chief Financial Officer

Guaranty Ratification
Second Amendment to Amended and Restated Credit Agreement